UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2010

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635		33-0326866
(Commission File Number)		(IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 12, 2010, Genta Incorporated, (the Company), announced publication of two scientific studies that test the active ingredient in Genta’s program to develop orally available gallium-containing compounds and the Company’s marketed product, Ganite® (gallium nitrate for injection).  In these studies, a compound containing the active ingredient was tested in a widely accepted animal model of established osteoporosis.  The new data show that extended treatment with the active ingredient significantly increased bone volume and calcium content in animals with induced osteoporosis.  In addition, the increase in new bone formation was associated with a significant restoration of bone strength back to normal levels.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated January 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	January 12, 2010	By:	/s/ GARY SIEGEL
			Name:	Gary Siegel
			Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Press Release of the Company dated January 12, 2010